                                    Pioneer
                                    Mid Cap
                                    Growth
                                     Fund




                                     Annual
                                     Report


                                    9/30/02






                           [Pioneer Investments Logo]

    TABLE OF CONTENTS
   -----------------------------------------------------------------------------

      Letter from the President                                     1
      Portfolio Summary                                             2
      Performance Update                                            3
      Portfolio Management Discussion                               6
      Schedule of Investments                                       9
      Financial Statements                                         18
      Notes to Financial Statements                                24
      Report of Independent Auditors                               30
      Trustees, Officers and Service Providers                     31
      Programs and Services for Pioneer Shareowners                36

     PIONEER MID CAP GROWTH FUND
     LETTER FROM THE PRESIDENT 9/30/02

     DEAR SHAREOWNERS,
   -----------------------------------------------------------------------------

     It has been more than a year since our nation suffered the most damaging physical and psychological blows that most of us can remember. Since those sobering events, a weak economy and widespread revelations of corporate misgovernance have made it impossible for the equity markets to find solid footing. On the other hand, many sectors of the bond market delivered solid performance in the past year, as interest rates fell and investors sought to reduce portfolio risk.

     Just a few years ago investors were swept up by the excitement of a powerful bull market, plunging into stocks of untried companies and driving prices of even seasoned corporations beyond any reasonable measure of value. Now we are working our way through a stubborn bear market that, like most of its predecessors, is feeding on fear and uncertainty. In other words we have swung from one extreme to the other.

     Markets often swing between excesses of fear and greed. And when fear predominates, as it does today, our portfolio managers and research analysts seize the opportunity, intensifying efforts to find the best values among stocks and bonds whose valuations have fallen to attractive levels.

     In our opinion, the economic future was never as bright as it was painted a few years ago. Nor do we believe that today's outlook is as grim as volatile markets seem to suggest.

     YEAR-END -- THE LOGICAL TIME FOR A REVIEW

     Our conviction that the U.S. economy will eventually recover is based on decades of successful investment experience through several wars and economic cycles. That record of success is the sum of thousands of day-in and day-out decisions, as our investment professionals constantly reassess each holding in our funds, making changes in response to shifting business and market realities.

     The approaching year-end is an ideal time for you to do the same thing. For that purpose, there is no substitute for the guidance of a qualified financial professional. Together, you and your financial advisor can review the way your portfolio is allocated among stocks, bonds and short-term commitments. You can also reevaluate your retirement and college funding programs in light of your current needs and circumstances. And you can take the opportunity to learn more about the expanding roster of investment choices and retirement programs available from Pioneer.

     All of us at Pioneer thank you for your continued business.

     Respectfully,

     /s/ Daniel T. Geraci
     Daniel T. Geraci
     Pioneer Investment Management, Inc.

     PIONEER MID CAP GROWTH FUND
     PORTFOLIO SUMMARY 9/30/02

     PORTFOLIO DIVERSIFICATION
--------------------------------------------------------------------------------
    (As a percentage of total investment portfolio)
[PIE CHART]

U.S. Common Stocks                                                               86.90
Short-Term Cash Equivalents                                                      11.50
Exchange-Traded Fund                                                              1.00
Convertible Corporate Bonds                                                       0.60

     SECTOR DISTRIBUTION
--------------------------------------------------------------------------------
    (As a percentage of equity holdings)

[PIE CHART]

Health Care                     24.7%
Information Technology          21.9%
Consumer Discretionary          16.2%
Financials                      10.6%
Energy                           8.9%
Industrials                      8.6%
Consumer Staples                 4.6%
Materials                        4.1%
Telecommunications
 Services                        0.4%

     10 LARGEST HOLDINGS
--------------------------------------------------------------------------------
    (As a percentage of total investment in securities)

       1.  Scios, Inc.                      4.05%    6.  SPX Corp.                      1.49%
       2.  L-3 Communications Holdings,     1.85     7.  H & R Block, Inc.              1.48
           Inc.
       3.  Guidant Corp.                    1.74     8.  Suncor Energy, Inc.            1.47
       4.  Murphy Oil Corp.                 1.69     9.  Barr Laboratories, Inc.        1.46
       5.  Affiliated Computer Services,    1.49    10.  Electronic Arts, Inc.          1.46
           Inc.

     Fund holdings will vary for other periods.

     PIONEER MID CAP GROWTH FUND

     PERFORMANCE UPDATE 9/30/02                               CLASS A SHARES

    SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE                    9/30/02      9/30/01
                              $9.65      $11.61

  DISTRIBUTIONS PER SHARE      INCOME     SHORT-TERM      LONG-TERM
    (9/30/01 - 9/30/02)       DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                                  -            -              -

    INVESTMENT RETURNS
--------------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid Cap Growth Fund at public offering price, compared to the growth of the Russell Midcap Growth Index and the Standard & Poor's (S&P) MidCap 400 Index.

                          AVERAGE ANNUAL TOTAL RETURNS
                           (As of September 30, 2002)

                                             NET ASSET    PUBLIC OFFERING
                 PERIOD                        VALUE          PRICE*
10 Years                                        3.71%           3.10%
5 Years                                        -5.70           -6.81
1 Year                                        -16.88          -21.67

GROWTH OF $10,000

Pioneer Mid Cap Growth Fund* $13,570
Russell Midcap Growth Index $19,571
S&P MidCap 400 Index $32,674

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[Mountain Chart]

                                                 PIONEER MID CAP GROWTH                                   RUSSELL MIDCAP GROWTH
                                                          FUND*               S&P MIDCAP 400 INDEX                INDEX
                                                 ----------------------       --------------------        ---------------------
9/92                                                 9.00,425.00                 10.00,000.00                10.00,000.00
                                                        11575.00                     12403.00                    12023.00
9/94                                                    11879.00                     12603.00                    12314.00
                                                        13808.00                     15852.00                    15967.00
9/96                                                    14996.00                     18070.00                    18576.00
                                                        18199.00                     25135.00                    24082.00
9/98                                                    15305.00                     23550.00                    21824.00
                                                        18227.00                     29551.00                    29943.00
9/00                                                    27328.00                     42326.00                    48019.00
                                                        16326.00                     34286.00                    23161.00
9/02                                                    13570.00                     32674.00                    19571.00

The Fund adopted its current investment objective on February 1, 1996. Prior to that date, the Fund's objective was growth and income from a portfolio primarily of small-capitalization stocks.

The Russell Midcap Growth Index measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The S&P MidCap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size, liquidity and group representation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index. The Russell Midcap Growth Index is more representative of the Fund's growth oriented style than the S&P MidCap 400 Index, and the Fund will compare its performance to the Russell Midcap Growth Index in the future.

Past performance does not guarantee future results. Return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER MID CAP GROWTH FUND

     PERFORMANCE UPDATE 9/30/02                               CLASS B SHARES

    SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE                    9/30/02      9/30/01
                              $8.66      $10.58

  DISTRIBUTIONS PER SHARE      INCOME     SHORT-TERM      LONG-TERM
    (9/30/01 - 9/30/02)       DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                                  -            -              -

    INVESTMENT RETURNS
--------------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid Cap Growth Fund, compared to the growth of the Russell Midcap Growth Index and the Standard & Poor's (S&P) MidCap 400 Index.

                            AVERAGE ANNUAL TOTAL RETURNS
                             (As of September 30, 2002)

                    PERIOD                         IF HELD    IF REDEEMED
Life-of-Class
  (2/1/96)                                          -1.19%       -1.19%
5 Years                                             -6.85        -6.95
1 Year                                             -18.15       -21.42

GROWTH OF $10,000+

Pioneer Mid Cap Growth Fund* $9,049
Russell Midcap Growth Index $11,390
S&P MidCap 400 Index $19,374

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[Mountain Chart]

                                                 PIONEER MID CAP GROWTH                                   RUSSELL MIDCAP GROWTH
                                                          FUND*               S&P MIDCAP 400 INDEX                INDEX
                                                 ----------------------       --------------------        ---------------------
2/96                                                 10.00,000.00                10.00,000.00                   10000.00
9/96                                                     10765.00                    10714.00                   10812.00
                                                         12904.00                    14902.00                   14017.00
9/98                                                     10728.00                    13962.00                   12702.00
                                                         12634.00                    17521.00                   17428.00
9/00                                                     18763.00                    25095.00                   27949.00
                                                         11055.00                    20328.00                   13481.00
9/02                                                      9049.00                    19374.00                   11390.00

+ Index comparison begins 2/29/96. The Russell Midcap Growth Index measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The S&P MidCap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size, liquidity and group representation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index. The Russell Midcap Growth Index is more representative of the Fund's growth oriented style than the S&P Midcap 400 Index, and the Fund will compare its performance to the Russell Midcap Growth Index in the future.

  Past performance does not guarantee future results. Return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.
  4

     PIONEER MID CAP GROWTH FUND

     PERFORMANCE UPDATE 9/30/02                               CLASS C SHARES

    SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE                   9/30/02      9/30/01
                             $8.96      $10.96

  DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
    (9/30/01 - 9/30/02)      DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                                 -            -              -

    INVESTMENT RETURNS
--------------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid Cap Growth Fund at public offering price, compared to the growth of the Russell Midcap Growth Index and the Standard & Poor's (S&P) MidCap 400 Index.

                          AVERAGE ANNUAL TOTAL RETURNS
                           (As of September 30, 2002)

                                           NET ASSET         PUBLIC OFFERING
               PERIOD                        VALUE             PRICE/CDSC*
Life-of-Class
(2/1/96)                                      -0.94%              -1.09%
5 Years                                       -6.78               -6.97
1 Year                                       -18.25              -19.06

GROWTH OF $10,000+

Pioneer Mid Cap Growth Fund* $9,106
Russell Midcap Growth Index $11,390
S&P MidCap 400 Index $19,374

* Reflects deduction of the maximum 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

 [Mountain Chart]

                                                 PIONEER MID CAP GROWTH                                   RUSSELL MIDCAP GROWTH
                                                          FUND*               S&P MIDCAP 400 INDEX                INDEX
                                                 ----------------------       --------------------        ---------------------
2/96                                                     9900.00                    10000.00                    10000.00
9/96                                                    10686.00                    10714.00                    10812.00
                                                        12937.00                    14902.00                    14017.00
9/98                                                    10767.00                    13962.00                    12702.00
                                                        12719.00                    17521.00                    17428.00
9/00                                                    18901.00                    25095.00                    27949.00
                                                        11139.00                    20328.00                    13481.00
9/02                                                     9106.00                    19374.00                    11390.00

+ Index comparison begins 2/29/96. The Russell Midcap Growth Index measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The S&P MidCap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size, liquidity and group representation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index. The Russell Midcap Growth Index is more representative of the Fund's growth oriented style than the S&P Midcap 400 Index, and the Fund will compare its performance to the Russell Midcap Growth Index in the future.

  Past performance does not guarantee future results. Return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 9/30/02

After a period of early strength, markets grew very volatile as a stalled economic recovery and other factors influenced investors' moods. In the following pages, portfolio manager Eric Weigel talks about Pioneer Mid Cap Growth Fund's performance and describes how he responded to these challenging conditions.

Q.  WHY WERE THE MARKETS SO VOLATILE OVER THE PAST TWELVE MONTHS?

A. Following the shocks of September 11, 2001 there was a vigorous rally in growth stocks as investors anticipated a quick snapback from recession. The Federal Reserve Board's aggressive interest rate cuts and increases in the nation's money supply were key sources of strength. But the rally unwound this year, as prospects for economic growth faded.

    Beyond the foggy economic picture, corporate and geopolitical factors also weighed on the market. A series of accounting scandals brought into question the validity of published financial data. Also, the possibility that companies might have to show the cost of employee stock options on their earnings statements could impair future profit growth. Late in the period, disappointing and contradictory economic signals and the threat of war with Iraq unsettled investors further.

Q.  AGAINST THAT BACKGROUND, HOW DID THE FUND PERFORM?

A. Results trailed the Fund's benchmark over this difficult period. Pioneer Mid Cap Growth Fund's Class A, B and C shares returned -16.88%, -18.15% and -18.25%, respectively, at net asset value, for the 12 months that ended September 30, 2002. The Russell Mid Cap Growth Index, the Fund's benchmark, had a return of -15.50% for the same period.

Q.  WHAT INVESTMENT STRATEGIES DID YOU EMPLOY TO COPE WITH THE MARKET'S SWINGS?

A. We adopted a cautious stance after September 11; the Fund underperformed the rallying market as a result. We then grew a bit more aggressive early in the year. But our optimistic economic assumptions had to change quickly, and we pulled back to a more defensive approach as recovery moved further into the future.

Q.  WHAT MOVES DEFINED YOUR AGGRESSIVE AND DEFENSIVE STRATEGIES?

A. Our primary defensive strategy has been to buy lower-valuation stocks with modest growth prospects. In that way, we hope to avoid negative surprises, since expectations are already low. At such times, we may also allow cash to build up. When we are feeling more positive about the markets, we redeploy cash into beaten-down growth stocks with strong potential for increased

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------

    earnings. Sector reallocation plays a minimal role in our defensive and aggressive strategies.

Q.  WHICH SECTORS AFFECTED PERFORMANCE THE MOST?

A. We saw our worst and best results relative to the benchmark in consumer discretionary stocks and health care, respectively. We underweighted consumer discretionary areas in the belief that consumers would soon cut back on non-essential spending. But substantial savings realized through mortgage refinancings kept personal spending levels high. Also in this sector, we emphasized safer stocks but more growth-oriented issues fared better.

    Health care remains one of the Fund's largest commitments because of our preference for companies with stable earnings streams. Performance has benefited primarily from successful stock selection. HMO company Wellpoint Networks and home health care provider Lincare Holdings (together, 1.94% of the portfolio on September 30, 2002) contributed to results. Other strong performers included pharmaceutical manufacturers Mylan Laboratories and Forest Laboratories (together, 1.53%). In biotechnology, Scios (4.05%) rose on optimism about a possible new treatment for congestive heart failure.

Q.  WHAT ROLE DID TECHNOLOGY STOCKS PLAY IN THE FUND'S RESULTS?

A. We raised cash by reducing exposure to this troubled sector, although, in hindsight, not quickly enough. Business spending on technology seems unlikely to revive soon, and we expect that growth could be subdued for several months to come. The semiconductor business is not rebounding and demand for finished products is stagnant. Companies that make components for equipment manufacturers, including Flextronics (.21%) and Sanmina, which we sold, declined dramatically.

Q.  WHAT OTHER SECTORS INFLUENCED PERFORMANCE?

A. Our decision to overweight energy stocks served the Fund well. Oil prices are the main driver of these stocks, and we expect prices to move up, at least for a time, if tensions in the Persian Gulf ratchet higher. And if the economy gathers strength next year, as we believe it will, earnings at energy companies should grow as demand for fuel increases.

    In the industrial arena, L3 Communications (1.67%) was a strong performer. L3 makes sophisticated radar and missile guidance systems as well as bomb detection devices for airports.

    We were slightly overweight in banks and diversified financial companies. This sector has benefited from low short-term interest rates. In addition, we

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 9/30/02  (CONTINUED)

    adopted a low-risk approach to the housing sector by favoring mortgage insurance companies rather than builders; revenues rose for Radian Group and PMI Group (together, 1.84%) as consumers insured their newly refinanced mortgages. Insurers of municipal bonds also did well, as bond issuance by cash-strapped states and cities has increased. Shares of SLM Corporation, or Sallie Mae (0.87%), rose. Rising tuition costs and a near-monopoly in the business of student loans should sustain growth for some time to come.

Q. WHAT IS YOUR OUTLOOK FOR THE REST OF THE YEAR AND INTO 2003, AND HOW HAVE YOU POSITIONED THE FUND?

A. We think the economy is in better shape than the markets have been telling us. Corporate earnings have been increasing incrementally, implying that a recovery, albeit slow-paced, has begun. Nevertheless, rallies and pullbacks will probably characterize markets in the near term. Consequently, we have positioned the Fund fairly defensively within its growth objective, selecting stocks for their longer-term potential rather than trying to react to shorter-term developments.

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 9/30/02

     PRINCIPAL
        AMOUNT                                                                      VALUE
                  CONVERTIBLE CORPORATE BONDS - 0.6%
                  PHARMACEUTICALS & BIOTECHNOLOGY - 0.6%
                  PHARMACEUTICALS - 0.6%
    $3,000,000    Scios, Inc., 5.5%, 8/15/09 (144A)                          $  2,711,250
                                                                             ------------
                  TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                      $  2,711,250
                                                                             ------------
                  TOTAL CONVERTIBLE CORPORATE BONDS
                  (Cost $3,000,000)                                          $  2,711,250
                                                                             ------------
        SHARES
                  COMMON STOCKS - 86.9%
                  ENERGY - 7.8%
                  OIL & GAS DRILLING - 2.6%
        75,100    BJ Services Co.*                                           $  1,952,600
       124,900    ENSCO International, Inc.                                     3,127,496
       134,700    National-Oilwell Inc.*                                        2,610,486
        75,000    Tidewater, Inc.*                                              2,024,250
       130,000    Varco International Inc.*                                     2,199,600
                                                                             ------------
                                                                             $ 11,914,432
                                                                             ------------
                  OIL & GAS EXPLORATION & PRODUCTION - 5.0%
        83,600    Murphy Oil Corp.                                           $  6,861,052
       205,700    Ocean Energy Inc.                                             4,103,715
       244,000    Pioneer Natural Resources Co.*                                5,917,000
       352,900    Suncor Energy, Inc.                                           5,981,655
                                                                             ------------
                                                                             $ 22,863,422
                                                                             ------------
                  OIL & GAS REFINING, MARKETING & TRANSPORTATION -  0.2%
        47,000    Valero Energy Corp.                                        $  1,244,090
                                                                             ------------
                  TOTAL ENERGY                                               $ 36,021,944
                                                                             ------------
                  MATERIALS - 3.6%
                  DIVERSIFIED METALS & MINING - 1.1%
       177,000    Freeport-McMoRan Copper & Gold, Inc. (Class B)*            $  2,382,420
        95,000    Phelps Dodge Corp.*                                           2,434,850
                                                                             ------------
                                                                             $  4,817,270
                                                                             ------------
                  PAPER PRODUCTS - 0.8%
       110,300    Bowater, Inc.                                              $  3,893,590
                                                                             ------------

   The accompanying notes are an integral part of these financial statements.  9

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 9/30/02  (CONTINUED)

        SHARES                                                                      VALUE
                  PRECIOUS METALS & MINERALS - 1.2%
       200,000    Newmont Mining Corp.                                       $  5,502,000
                                                                             ------------
                  SPECIALTY CHEMICALS - 0.5%
        69,000    Valspar Corp.                                              $  2,573,700
                                                                             ------------
                  TOTAL MATERIALS                                            $ 16,786,560
                                                                             ------------
                  CAPITAL GOODS - 1.5%
                  ELECTRICAL COMPONENTS & EQUIPMENT - 0.3%
       160,000    American Power Conversion Corp.*                           $  1,529,600
                                                                             ------------
                  INDUSTRIAL CONGLOMERATES - 1.2%
        82,000    American Standard Companies, Inc.*                         $  5,216,840
                                                                             ------------
                  TOTAL CAPITAL GOODS                                        $  6,746,440
                                                                             ------------
                  COMMERCIAL SERVICES & SUPPLIES - 5.7%
                  DATA PROCESSING SERVICES - 2.6%
       139,547    Concord EFS, Inc.*                                         $  2,216,006
       141,100    DST Systems, Inc.*                                            4,158,217
       147,500    Equifax Inc.                                                  3,206,650
        80,000    Fiserv, Inc.*                                                 2,246,400
                                                                             ------------
                                                                             $ 11,827,273
                                                                             ------------
                  DIVERSIFIED COMMERCIAL SERVICES - 3.1%
        82,579    Apollo Group Inc.*                                         $  3,586,406
       129,600    Convergys Corp.*                                              1,947,888
       143,700    H & R Block, Inc.                                             6,036,837
       180,600    IMS Health Inc.                                               2,703,582
                                                                             ------------
                                                                             $ 14,274,713
                                                                             ------------
                  TOTAL COMMERCIAL SERVICES & SUPPLIES                       $ 26,101,986
                                                                             ------------
                  TRANSPORTATION - 0.5%
                  RAILROADS - 0.5%
        59,600    Canadian National Railway Co.                              $  2,225,464
                                                                             ------------
                  TOTAL TRANSPORTATION                                       $  2,225,464
                                                                             ------------

  10  The accompanying notes are an integral part of these financial statements.

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------

        SHARES                                                                      VALUE
                  AUTOMOBILES & COMPONENTS - 2.0%
                  AUTO PARTS & EQUIPMENT - 2.0%
        45,000    Borg-Warner Automotive Inc.                                $  2,233,800
        60,000    SPX Corp.*                                                    6,054,000
       117,400    United Rentals, Inc.*                                           990,856
                                                                             ------------
                                                                             $  9,278,656
                                                                             ------------
                  TOTAL AUTOMOBILES & COMPONENTS                             $  9,278,656
                                                                             ------------
                  CONSUMER DURABLES & APPAREL - 2.4%
                  APPAREL, ACCESSORIES & LUXURY GOODS - 0.9%
        85,700    Abercrombie & Fitch Co.*                                   $  1,685,719
       146,400    TJX Companies, Inc.                                           2,488,800
                                                                             ------------
                                                                             $  4,174,519
                                                                             ------------
                  HOMEBUILDING - 0.4%
       140,000    Walter Industries, Inc.                                    $  1,719,200
                                                                             ------------
                  HOUSEWARES & SPECIALTIES - 0.3%
        30,000    Whirlpool Corp.                                            $  1,375,800
                                                                             ------------
                  LEISURE PRODUCTS - 0.8%
       220,800    Mattel, Inc.                                               $  3,976,608
                                                                             ------------
                  TOTAL CONSUMER DURABLES & APPAREL                          $ 11,246,127
                                                                             ------------
                  HOTELS, RESTAURANTS & LEISURE - 3.7%
                  CASINOS & GAMING - 2.4%
        95,000    Argosy Gaming Co.*                                         $  2,181,200
       105,900    Harrah's Entertainment Inc.*                                  5,105,439
       476,800    Park Place Entertainment Corp.*                               3,790,560
                                                                             ------------
                                                                             $ 11,077,199
                                                                             ------------
                  HOTELS, RESORTS & CRUISE LINES - 0.3%
        70,000    Starwood Hotels & Resorts                                  $  1,561,000
                                                                             ------------
                  RESTAURANTS - 1.0%
        65,442    Bob Evans Farms                                            $  1,550,975
       112,600    Brinker International Inc.*                                   2,916,340
                                                                             ------------
                                                                             $  4,467,315
                                                                             ------------
                  TOTAL HOTELS, RESTAURANTS & LEISURE                        $ 17,105,514
                                                                             ------------

   The accompanying notes are an integral part of these financial statements. 11

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 9/30/02  (CONTINUED)

        SHARES                                                                      VALUE
                  RETAILING - 6.1%
                  APPAREL RETAIL - 2.0%
       167,400    Jones Apparel Group, Inc.*                                 $  5,139,180
       107,700    Liz Claiborne, Inc.                                           2,687,115
       160,000    Tommy Hilfiger Corp.*                                         1,496,000
                                                                             ------------
                                                                             $  9,322,295
                                                                             ------------
                  COMPUTER & ELECTRONICS RETAIL - 0.6%
        66,700    Radioshack Corp.                                           $  1,338,002
        49,400    Tech Data Corp.*                                              1,304,160
                                                                             ------------
                                                                             $  2,642,162
                                                                             ------------
                  DEPARTMENT STORES - 0.3%
        49,700    Federated Department Stores, Inc.*                         $  1,463,168
                                                                             ------------
                  GENERAL MERCHANDISE STORES - 2.0%
        96,000    BJ's Wholesale Club, Inc.*                                 $  1,824,960
        76,400    Dollar Tree Stores Inc.*                                      1,683,856
       132,700    Family Dollar Stores, Inc.                                    3,566,976
        54,100    Sears, Roebuck and Co.                                        2,109,900
                                                                             ------------
                                                                             $  9,185,692
                                                                             ------------
                  SPECIALTY STORES - 1.2%
       123,300    Bed Bath & Beyond, Inc.*                                   $  4,015,881
       145,600    Toys "R" Us, Inc.*                                            1,482,208
                                                                             ------------
                                                                             $  5,498,089
                                                                             ------------
                  TOTAL RETAILING                                            $ 28,111,406
                                                                             ------------
                  FOOD & DRUG RETAILING - 3.3%
                  FOOD DISTRIBUTORS - 2.0%
        74,999    Amerisourcebergen Corp.                                    $  5,356,429
       100,000    McKesson HBOC, Inc.                                           2,833,000
        66,200    Supervalu, Inc.                                               1,069,130
                                                                             ------------
                                                                             $  9,258,559
                                                                             ------------
                  FOOD RETAIL - 1.3%
       260,000    McCormick & Co, Inc.                                       $  5,928,000
                                                                             ------------
                  TOTAL FOOD & DRUG RETAILING                                $ 15,186,559
                                                                             ------------
                  FOOD BEVERAGE & TOBACCO - 0.8%
                  TOBACCO - 0.8%
        91,300    RJ Reynolds Tobacco Holdings                               $  3,681,216
                                                                             ------------
                  TOTAL FOOD BEVERAGE & TOBACCO                              $  3,681,216
                                                                             ------------

  12  The accompanying notes are an integral part of these financial statements.

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------

        SHARES                                                                      VALUE
                  HEALTH CARE EQUIPMENT & SUPPLIES - 10.2%
                  HEALTH CARE DISTRIBUTORS & SERVICES - 3.2%
        36,000    Allergan, Inc.                                             $  1,958,400
       145,200    Biovail Corp. International*                                  3,584,988
       109,000    Lincare Holdings Inc.*                                        3,383,360
        80,000    Pediatrix Medical Group, Inc.*                                2,479,200
        55,000    Quest Diagnostics, Inc.*                                      3,384,150
                                                                             ------------
                                                                             $ 14,790,098
                                                                             ------------
                  HEALTH CARE EQUIPMENT - 2.7%
       219,400    Guidant Corp.*                                             $  7,088,814
       150,400    St. Jude Medical, Inc.*                                       5,369,280
                                                                             ------------
                                                                             $ 12,458,094
                                                                             ------------
                  HEALTH CARE EQUIPMENT & SERVICES - 0.5%
        96,500    Apria Healthcare Group, Inc.*                              $  2,273,540
                                                                             ------------
                  HEALTH CARE FACILITIES - 0.9%
        99,000    DaVita, Inc.*                                              $  2,336,400
        34,800    HCA, Inc.                                                     1,656,828
                                                                             ------------
                                                                             $  3,993,228
                                                                             ------------
                  MANAGED HEALTH CARE - 2.9%
        47,200    Anthem, Inc.*                                              $  3,068,000
        88,500    Express Scripts, Inc.*                                        4,825,020
        73,300    Wellpoint Health Networks Inc.*                               5,372,890
                                                                             ------------
                                                                             $ 13,265,910
                                                                             ------------
                  TOTAL HEALTH CARE EQUIPMENT & SUPPLIES                     $ 46,780,870
                                                                             ------------
                  PHARMACEUTICALS & BIOTECHNOLOGY - 11.1%
                  BIOTECHNOLOGY - 6.9%
       115,900    Gilead Sciences, Inc.*                                     $  3,886,127
        99,400    IDEC Pharmaceuticals Corp.*                                   4,127,088
        50,500    Laboratory Corp. of America Holdings*                         1,705,890
       100,000    MedImmune, Inc.*                                              2,087,000
        60,000    Myriad Genetics, Inc.*                                          950,400
       648,375    Scios, Inc.*+                                                16,500,798
        76,100    Transkaryotic Therapies, Inc.*                                2,482,230
                                                                             ------------
                                                                             $ 31,739,533
                                                                             ------------

   The accompanying notes are an integral part of these financial statements. 13

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 9/30/02  (CONTINUED)

        SHARES                                                                      VALUE
                  PHARMACEUTICALS - 4.2%
       144,500    Alpharma, Inc.                                             $  1,387,200
        95,400    Barr Laboratories, Inc.*                                      5,942,466
        25,200    Forest Laboratories Inc.*                                     2,066,652
       408,450    IVAX Corp.*                                                   5,011,682
       147,300    Mylan Laboratories, Inc.                                      4,822,602
                                                                             ------------
                                                                             $ 19,230,602
                                                                             ------------
                  TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                      $ 50,970,135
                                                                             ------------
                  BANKS - 2.0%
        93,200    North Fork Bancorporation, Inc.                            $  3,526,688
        85,000    Synovus Financial Corp.                                       1,752,700
        95,000    TCF Financial Corp.                                           4,021,350
                                                                             ------------
                                                                             $  9,300,738
                                                                             ------------
                  TOTAL BANKS                                                $  9,300,738
                                                                             ------------
                  DIVERSIFIED FINANCIALS - 3.7%
                  CONSUMER FINANCE - 1.0%
       162,600    The PMI Group, Inc.                                        $  4,424,346
                                                                             ------------
                  DIVERSIFIED FINANCIAL SERVICES - 2.7%
        85,000    A.G. Edwards, Inc.                                         $  2,718,300
        50,400    Legg Mason Inc.                                               2,145,024
        75,200    Moody's Corp.                                                 3,647,200
        42,200    SLM Holdings Corp.                                            3,930,508
                                                                             ------------
                                                                             $ 12,441,032
                                                                             ------------
                  TOTAL DIVERSIFIED FINANCIALS                               $ 16,865,378
                                                                             ------------
                  INSURANCE - 2.7%
                  PROPERTY & CASUALTY INSURANCE - 2.7%
        88,400    Allmerica Financial Corp.                                  $  1,060,800
        93,075    MBIA Inc.                                                     3,718,346
       133,100    Old Republic International Corp.*                             3,777,378
       119,200    Radian Group, Inc.                                            3,893,072
                                                                             ------------
                                                                             $ 12,449,596
                                                                             ------------
                  TOTAL INSURANCE                                            $ 12,449,596
                                                                             ------------

  14  The accompanying notes are an integral part of these financial statements.

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------

        SHARES                                                                      VALUE
                  SOFTWARE & SERVICES - 9.4%
                  APPLICATION SOFTWARE - 7.8%
       142,300    Affiliated Computer Services, Inc.*                        $  6,054,865
        76,400    Adobe Systems, Inc.                                           1,459,240
       310,000    Cadence Design System Inc.*                                   3,152,700
        90,000    Electronic Arts, Inc.*                                        5,936,400
       123,800    GTECH Holdings Corp.*                                         3,072,716
       360,000    Rational Software Corp.*                                      1,555,200
       267,600    Sybase Inc.*                                                  3,109,512
       136,000    Symantec Corp.*+                                              4,579,120
       112,900    Synopsys, Inc.*                                               4,307,135
       182,566    Veritas Software Corp.*                                       2,685,546
                                                                             ------------
                                                                             $ 35,912,434
                                                                             ------------
                  SYSTEMS SOFTWARE - 1.6%
        75,150    Investment Technology Group, Inc.*                         $  2,198,889
       265,100    SunGard Data Systems, Inc.*                                   5,156,195
                                                                             ------------
                                                                             $  7,355,084
                                                                             ------------
                  TOTAL SOFTWARE & SERVICES                                  $ 43,267,518
                                                                             ------------
                  TECHNOLOGY HARDWARE & DEVELOPMENT - 10.0%
                  COMPUTER STORAGE & PERIPHERALS - 0.8%
        76,400    Lexmark International Group, Inc.*                         $  3,590,800
        50,000    Quantum Corp - DLT & Storage Systems*                           110,500
                                                                             ------------
                                                                             $  3,701,300
                                                                             ------------
                  ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
       125,000    Avnet, Inc.                                                $  1,348,750
       135,700    Flextronics International, Ltd.*                                946,100
       170,000    Veeco Instruments, Inc.*                                      1,836,000
                                                                             ------------
                                                                             $  4,130,850
                                                                             ------------
                  NETWORKING EQUIPMENT - 0.7%
       182,200    Brocade Communications Systems Inc.*                       $  1,371,966
       525,051    3COM Corp.*                                                   2,068,701
                                                                             ------------
                                                                             $  3,440,667
                                                                             ------------

   The accompanying notes are an integral part of these financial statements. 15

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 9/30/02  (CONTINUED)

        SHARES                                                                      VALUE
                  SEMICONDUCTOR EQUIPMENT - 2.6%
       120,000    Brooks Automation, Inc.*                                   $  1,374,000
       190,000    Credence Systems Corp.*                                       1,645,400
        80,800    Cymer, Inc.*                                                  1,506,112
        69,600    DuPont Photomasks, Inc.*                                      1,585,488
        73,100    KLA-Tencor Corp.*                                             2,042,414
       244,500    Lam Research Corp.*                                           2,176,050
        80,800    Novellus Systems, Inc.*                                       1,681,448
                                                                             ------------
                                                                             $ 12,010,912
                                                                             ------------
                  SEMICONDUCTORS - 2.8%
       240,000    Advanced Micro Devices, Inc.*                              $  1,281,600
        70,000    Analog Devices, Inc.*                                         1,379,000
       688,600    Applied Micro Circuits Corp.*                                 1,969,396
        25,800    Atmel Corp.*                                                     27,348
        87,000    Broadcom Corp.*                                                 929,160
        75,000    Cypress Semiconductor Corp.*                                    492,000
       120,000    Integrated Device Tech Inc.*                                  1,252,800
        90,600    International Rectifier Corp.*                                1,415,172
       139,100    Microchip Technology*                                         2,844,595
       100,000    Semtech Corp.*                                                  970,000
                                                                             ------------
                                                                             $ 12,561,071
                                                                             ------------
                  TELECOMMUNICATIONS EQUIPMENT - 2.2%
       435,000    Ciena Corp.*                                               $  1,291,950
       143,200    L-3 Communications Holdings, Inc.*                            7,546,640
       106,400    Scientific-Atlanta, Inc.                                      1,331,064
                                                                             ------------
                                                                             $ 10,169,654
                                                                             ------------
                  TOTAL TECHNOLOGY HARDWARE & DEVELOPMENT                    $ 46,014,454
                                                                             ------------
                  TELECOMMUNICATION SERVICES - 0.4%
                  INTEGRATED TELECOMMUNICATION SERVICES - 0.4%
        35,000    Telephone and Data Systems, Inc.                           $  1,765,750
                                                                             ------------
                  TOTAL TELECOMMUNICATION SERVICES                           $  1,765,750
                                                                             ------------
                  TOTAL COMMON STOCKS
                  (Cost $481,231,817)                                        $399,906,311
                                                                             ------------
                  EXCHANGE TRADED FUND - 1.0%
       211,000    Nasdaq-100 Index Traded Stock                              $  4,378,250

  16  The accompanying notes are an integral part of these financial statements.

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------

        SHARES                                                                      VALUE
                  TOTAL EXCHANGE TRADED FUND
                  (Cost $4,918,680)                                          $  4,378,250
                                                                             ------------
                  TOTAL INVESTMENT IN SECURITIES
                  (Cost $489,150,497)                                        $406,995,811
                                                                             ------------
    PRINCIPAL
     AMOUNT                                                                         VALUE
                  TEMPORARY CASH INVESTMENTS - 11.5%
                  REPURCHASE AGREEMENT - 9.6%
   $44,200,000    Credit Suisse First Boston Group, Inc., 1.83%, dated
                  9/30/02, repurchase price of $44,200,000 plus accrued
                  interest on 10/1/02, collateralized by $45,181,780 U.S.
                  Treasury Bond, 1.875%, 9/30/04                             $ 44,200,000
                                                                             ------------
                  SECURITY LENDING COLLATERAL - 1.9%
     8,573,765    Securities Lending Investment Fund, 1.85%                  $  8,573,765
                                                                             ------------
                  TOTAL TEMPORARY CASH INVESTMENTS
                  (Cost $52,773,765)                                         $ 52,773,765
                                                                             ------------
                  TOTAL INVESTMENT IN SECURITIES AND TEMPORARY CASH
                  INVESTMENTS
                  (Cost $541,924,262)(a)(b)(c)                               $459,769,576
                                                                             ------------

    *  Non-income producing security.

    (a) At September 30, 2002, the net unrealized loss on investments based on cost for federal income tax purposes of $545,373,752 was as follows:

       Aggregate gross unrealized gain for all investments
       in which there is an excess of value over tax cost     $  45,113,106
       Aggregate gross unrealized loss for all investments
       in which there is an excess of tax cost over value      (130,717,282)
                                                              -------------
       Net unrealized loss                                    $ (85,604,176)
                                                              -------------

    (b) At September 30, 2002, the Fund had a capital loss carryforward of $29,024,530 which will expire between 2009 and 2010 if not utilized.
    (c) The Fund elected to defer approximately $84,478,819 of capital losses recognized between November 1, 2001 and September 30, 2002 to its fiscal year ending September 30, 2003.

    + At September 30, 2002, the following securities have been pledged to cover margin requirements for open futures contracts.

         SHARES              SECURITY              MARKET VALUE
          82,000    Scios, Inc.                   $2,086,656
          37,500    Symantec Corp.                $1,202,625

    Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 2002 aggregated $284,357,762 and $368,897,732, respectively.

   The accompanying notes are an integral part of these financial statements. 17

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     BALANCE SHEET 9/30/02

  ASSETS:
     Investment in securities, at value (including securities
        loaned of $8,301,066 and temporary cash investments of
        $52,773,765) (cost $541,924,262)                          $ 459,769,576
     Cash                                                                24,562
     Receivables -
        Fund shares sold                                              2,917,656
        Dividends and interest                                          283,104
     Other                                                               15,489
                                                                  -------------
           Total assets                                           $ 463,010,387
                                                                  -------------
  LIABILITIES:
     Payables -
        Fund shares repurchased                                   $     320,393
        Variation margin                                                 90,000
        Upon return of securities loaned                              8,573,765
   Due to affiliates                                                    498,396
   Accrued expenses                                                     182,559
                                                                  -------------
           Total liabilities                                      $   9,665,113
                                                                  -------------
  NET ASSETS:
     Paid-in capital                                              $ 652,452,799
     Accumulated net realized loss on investments                  (115,734,276)
     Net unrealized loss on investments                             (82,154,686)
     Net unrealized loss on futures contracts                        (1,218,563)
                                                                  -------------
           Total net assets                                       $ 453,345,274
                                                                  -------------
  NET ASSET VALUE PER SHARE:
     (Unlimited number of shares authorized)
     Class A (based on $424,613,322/44,015,360 shares)            $        9.65
                                                                  -------------
     Class B (based on $20,970,251/2,420,356 shares)              $        8.66
                                                                  -------------
     Class C (based on $7,761,701/866,611 shares)                 $        8.96
                                                                  -------------
  MAXIMUM OFFERING PRICE:
     Class A (9.65 / 94.25%)                                      $       10.24
                                                                  -------------
     Class C (8.96 / 99.00%)                                      $        9.05
                                                                  -------------

  18  The accompanying notes are an integral part of these financial statements.

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     STATEMENT OF OPERATIONS
     FOR THE YEAR ENDED 9/30/02

 INVESTMENT INCOME:
    Dividends (net of foreign taxes withheld of $19,657)     $  2,395,458
    Interest                                                      645,350
    Income from securities loaned, net                             50,093
                                                             ------------
          Total investment income                                              $  3,090,901
                                                                               ------------
 EXPENSES:
    Management fees
       Basic fee                                             $  4,001,002
       Performance adjustment                                  (1,280,321)
    Transfer agent fees
       Class A                                                  1,241,219
       Class B                                                    261,920
       Class C                                                     70,681
    Distribution fees
       Class A                                                  1,301,669
       Class B                                                    329,832
       Class C                                                     67,191
    Administrative fees                                           210,018
    Custodian fees                                                 53,035
    Professional fees                                              52,531
    Registration fees                                              58,004
    Printing                                                      135,713
    Fees and expenses of nonaffiliated trustees                    19,669
    Miscellaneous                                                  13,411
                                                             ------------
          Total expenses                                                       $  6,535,574
          Less fees paid indirectly                                                 (76,925)
                                                                               ------------
          Net expenses                                                         $  6,458,649
                                                                               ------------
             Net investment loss                                               $ (3,367,748)
                                                                               ------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
  CONTRACTS:
    Net realized loss from:
       Investments                                           $(96,612,918)
       Futures contracts                                       (1,669,402)     $(98,282,320)
                                                             ------------      ------------
    Change in net unrealized gain (loss) on investments
     from
       Investments                                           $ 14,271,845
       Futures contracts                                       (1,218,563)     $ 13,053,282
                                                             ------------      ------------
             Net loss on investments and futures
              contracts                                                        $(85,229,038)
                                                                               ------------
             Net decrease in net assets resulting from
              operations                                                       $(88,596,786)
                                                                               ------------

   The accompanying notes are an integral part of these financial statements. 19

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
     FOR THE YEARS ENDED 9/30/02 AND 9/30/01

                                                              YEAR ENDED       YEAR ENDED
                                                                9/30/02         9/30/01
 FROM OPERATIONS:
 Net investment loss                                         $  (3,367,748)  $   (2,368,804)
 Net realized loss on investments                              (98,282,320)     (17,228,602)
 Change in net unrealized gain (loss) on investments            13,053,282     (417,451,491)
                                                             -------------   --------------
       Net increase (decrease) in net assets resulting from
        operations                                           $ (88,596,786)  $ (437,048,897)
                                                             -------------   --------------
 DISTRIBUTIONS TO SHAREOWNERS FROM:
 Net realized gain:
       Class A ($0.00 and $3.12 per share, respectively)     $          --   $ (140,366,200)
       Class B ($0.00 and $3.12 per share, respectively)                --       (9,631,366)
       Class C ($0.00 and $3.12 per share, respectively)                --       (1,451,176)
                                                             -------------   --------------
             Total distributions to shareowners              $          --   $ (151,448,742)
                                                             -------------   --------------
 FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                            $ 159,483,357   $  128,952,181
 Reinvestment of distributions                                          --      140,723,741
 Cost of shares repurchased                                   (222,395,158)    (215,787,467)
                                                             -------------   --------------
       Net increase (decrease) in net assets resulting from
        fund share transactions                              $ (62,911,801)  $   53,888,455
                                                             -------------   --------------
       Net decrease in net assets                            $(151,508,587)  $ (534,609,184)
 NET ASSETS:
 Beginning of year                                             604,853,861    1,139,463,045
                                                             -------------   --------------
 End of year (including accumulated net investment loss of
  $0, and $0, respectively)                                  $ 453,345,274   $  604,853,861
                                                             -------------   --------------

                                     '02 SHARES     '02 AMOUNT     '01 SHARES      '01 AMOUNT
              CLASS A
 Shares sold                         10,188,500    $ 133,403,614    6,288,264    $ 103,456,858
 Reinvestment of distributions               --               --    8,020,373      130,892,484
 Less shares repurchased            (15,179,572)    (195,701,907) (10,825,242)    (173,188,489)
                                    -----------    -------------  -----------    -------------
          Net increase (decrease)    (4,991,072)   $ (62,298,293)   3,483,395    $  61,160,853
                                    -----------    -------------  -----------    -------------
 CLASS B
 Shares sold                          1,476,686    $  18,174,422    1,340,966    $  19,971,145
 Reinvestment of distributions               --               --      566,600        8,527,338
 Less shares repurchased             (1,905,525)     (22,249,617)  (2,470,345)     (35,818,747)
                                     -----------   -------------   -----------   -------------
          Net decrease                 (428,839)   $  (4,075,195)    (562,779)   $  (7,320,264)
                                     -----------   -------------   -----------   -------------
 CLASS C
 Shares sold                            713,266    $   7,905,321      370,013    $   5,524,178
 Reinvestment of distributions               --               --       83,638        1,303,919
 Less shares repurchased               (361,354)      (4,443,634)    (450,311)      (6,780,231)
                                     -----------   -------------   -----------   -------------
          Net increase                  351,912    $   3,461,687        3,340    $      47,866
                                     -----------   -------------   -----------   -------------

  20  The accompanying notes are an integral part of these financial statements.

PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 9/30/02

                                                             YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                          CLASS A                             9/30/02      9/30/01      9/30/00      9/30/99      9/30/98
Net asset value, beginning of period                          $  11.61     $  23.15    $   18.08     $  16.53     $  23.39
                                                              --------     --------    ----------    --------     --------
Increase (decrease) from investment operations:
  Net investment loss                                         $  (0.06)    $  (0.03)   $   (0.06)    $  (0.05)    $  (0.07)
  Net realized and unrealized gain (loss) on investments and
    futures contracts                                            (1.90)       (8.39)        8.22         3.05        (3.44)
                                                              --------     --------    ----------    --------     --------
      Net increase (decrease) from investment operations      $  (1.96)    $  (8.42)   $    8.16     $   3.00     $  (3.51)
Distributions to shareowners:
  Net realized gain                                                 --        (3.12)       (3.09)       (1.45)       (3.35)
                                                              --------     --------    ----------    --------     --------
Net increase (decrease) in net asset value                    $  (1.96)    $ (11.54)   $    5.07     $   1.55     $  (6.86)
                                                              --------     --------    ----------    --------     --------
Net asset value, end of period                                $   9.65     $  11.61    $   23.15     $  18.08     $  16.53
                                                              --------     --------    ----------    --------     --------
Total return*                                                   (16.88)%     (40.26)%      49.93%       19.09%      (15.90)%
Ratio of net expenses to average net assets+                      0.94%        0.87%        0.86%        0.88%        0.79%
Ratio of net investment loss to average net assets+              (0.45)%      (0.23)%      (0.30)%      (0.27)%      (0.35)%
Portfolio turnover rate                                             48%          65%          81%         150%         110%
Net assets, end of period (in thousands)                      $424,613     $569,070    $1,054,081    $739,427     $767,265
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                    0.93%        0.85%        0.84%        0.86%        0.79%
  Net investment loss                                            (0.44)%      (0.21)%      (0.28)%      (0.25)%      (0.35)%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
 + Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 9/30/02

                                                             YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
CLASS B                                                       9/30/02      9/30/01      9/30/00      9/30/99      9/30/98
Net asset value, beginning of period                          $ 10.58      $ 21.68      $ 17.24      $ 15.99      $ 22.98
                                                              -------      -------      -------      -------      -------
Increase (decrease) from investment operations:
  Net investment loss                                         $ (0.25)     $ (0.22)     $ (0.26)     $ (0.10)     $ (0.18)
  Net realized and unrealized gain (loss) on investments and
    futures contracts                                           (1.67)       (7.76)        7.79         2.80        (3.46)
                                                              -------      -------      -------      -------      -------
      Net increase (decrease) from investment operations      $ (1.92)     $ (7.98)     $  7.53      $  2.70      $ (3.64)
Distributions to shareowners:
  Net realized gain                                                --        (3.12)       (3.09)       (1.45)       (3.35)
                                                              -------      -------      -------      -------      -------
Net increase (decrease) in net asset value                    $ (1.92)     $(11.10)     $  4.44      $  1.25      $ (6.99)
                                                              -------      -------      -------      -------      -------
Net asset value, end of period                                $  8.66      $ 10.58      $ 21.68      $ 17.24      $ 15.99
                                                              =======      =======      =======      =======      =======
Total return*                                                  (18.15)%     (41.08)%      48.51%       17.76%      (16.86)%
Ratio of net expenses to average net assets+                     2.31%        2.01%        1.85%        1.91%        1.81%
Ratio of net investment loss to average net assets+             (1.83)%      (1.35)%      (1.28)%      (1.31)%      (1.38)%
Portfolio turnover rate                                            48%          65%          81%         150%         110%
Net assets, end of period (in thousands)                      $20,970      $30,143      $73,968      $10,699      $ 5,969
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                   2.29%        1.99%        1.83%        1.89%        1.80%
  Net investment loss                                           (1.81)%      (1.33)%      (1.26)%      (1.29)%      (1.37)%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
 + Ratios assuming no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.

PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 9/30/02

                                                             YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
CLASS C                                                       9/30/02      9/30/01      9/30/00      9/30/99      9/30/98
Net asset value, beginning of period                          $ 10.96      $ 22.32      $ 17.66       $16.30      $ 23.33
                                                              -------      -------      -------       ------      -------
Increase (decrease) from investment operations:
  Net investment loss                                         $ (0.16)     $ (0.22)     $ (0.01)      $(0.07)     $ (0.18)
  Net realized and unrealized gain (loss) on investments and
    futures contracts                                           (1.84)       (8.02)        7.76         2.88        (3.50)
                                                              -------      -------      -------       ------      -------
      Net increase (decrease) from investment operations      $ (2.00)     $ (8.24)     $  7.75       $ 2.81      $ (3.68)
Distributions to shareowners:
  Net realized gain                                                --        (3.12)       (3.09)       (1.45)       (3.35)
                                                              -------      -------      -------       ------      -------
Net increase (decrease) in net asset value                    $ (2.00)     $(11.36)     $  4.66       $ 1.36      $ (7.03)
                                                              -------      -------      -------       ------      -------
Net asset value, end of period                                $  8.96      $ 10.96      $ 22.32       $17.66      $ 16.30
                                                              -------      -------      -------       ------      -------
Total return*                                                  (18.25)%     (41.07)%      48.61%       18.13%      (16.77)%
Ratio of net expenses to average net assets+                     2.56%        2.18%        1.88%        1.86%        1.75%
Ratio of net investment loss to average net assets+             (2.08)%      (1.53)%      (1.32)%      (1.26)%      (1.31)%
Portfolio turnover rate                                            48%          65%          81%         150%         110%
Net assets, end of period (in thousands)                      $ 7,762      $ 5,641      $11,414       $3,005      $ 1,460
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                   2.50%        2.13%        1.86%        1.82%        1.74%
  Net investment loss                                           (2.02)%      (1.48)%      (1.30)%      (1.22)%      (1.30)%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
 + Ratios assuming no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 9/30/02

    1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Pioneer Mid Cap Growth Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital growth.

    The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

    The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

    A. SECURITY VALUATION

       Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of the regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------

       Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

    B. FUTURES CONTRACTS

       The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The potential risk to the Fund is that the change in value of the contracts may not directly correlate to the change in value of the underlying securities.

     At September 30, 2002, open futures contracts were as follows:

                        NUMBER OF
                        CONTRACTS     SETTLEMENT     MARKET     UNREALIZED
TYPE                   LONG/(SHORT)     MONTH         VALUE     GAIN (LOSS)
S&P Midcap 400              80          12/02      $16,314,000  $(1,218,563)

    C. FEDERAL INCOME TAXES

       It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

       The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 9/30/02 (CONTINUED)

       The tax character of distributions paid during the years ended September 30, 2002, and 2001 were as follows.

                                           2002           2001
DISTRIBUTIONS PAID FROM:
Ordinary income                        $         --   $ 32,629,734
Long-term capital gain                           --    118,819,008
                                       ------------   ------------
Total                                  $         --   $151,448,742

       The following shows components of distributable earnings on a federal income tax basis at September 30, 2002. These amounts do not include the capital loss carryforward.

                                                            2002
Undistributed ordinary income                           $         --
Undistributed long-term gain                                      --
Unrealized depreciation                                  (85,604,176)
                                                        ------------
Total                                                   $(85,604,176)

       The difference between book basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.

       At September 30, 2002, the Fund reclassified $3,367,748 to decrease accumulated net investment loss and $3,367,748 to decrease paid in capital. This reclassification has no impact on the net asset value and is designed to present the Fund's capital accounts on a tax basis.

    D. FUND SHARES

       The Fund records sales and repurchases of its shares on trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $55,885 in underwriting commissions on the sale of Fund shares during the year ended September 30, 2002.

    E. CLASS ALLOCATIONS

       Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------

       expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

       Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

    F. SECURITIES LENDING

       The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian, and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the loan securities that may occur during the term of the loan will be for account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and collateral at period end are disclosed on the balance sheet. The Fund invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

    G. REPURCHASE AGREEMENTS

       With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

    2. MANAGEMENT AGREEMENT

    PIM manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. PIM receives a basic fee that is calculated at the annual rate of 0.625% of the Fund's average daily net assets. The basic fee is subject

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 9/30/02 (CONTINUED)

    to a performance adjustment up to a maximum of +/-0.20% based on the Fund's investment performance as compared with the Standard & Poor's MidCap 400 Index. The performance comparison is made for a rolling 36-month period. For the year ended September 30, 2002, the aggregate performance adjustment resulted in a reduction to the basic fee of $1,280,321. For the year ended September 30, 2002, the management fee was equivalent to a rate of 0.425% of average daily net assets.

    In addition, under the management and administrative agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At September 30, 2002, $196,138 was payable to PIM related to management fees, administrative fees and certain other services.

    3. TRANSFER AGENT

    PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $153,097 in transfer agent fees payable to PIMSS at September 30, 2002.

    4. DISTRIBUTION PLANS

    The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $149,161 in distribution fees payable to PFD at September 30, 2002.

    In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds
  28

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------

    from the CDSCs are paid to PFD. For the year ended September 30, 2002, CDSCs in the amount of $78,201 were paid to PFD.

    5. EXPENSE OFFSETS

    The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended September 30, 2002, the Fund's expenses were reduced by $76,925 under such arrangements.

    6. LINE OF CREDIT

    The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended September 30, 2002, the Fund had no borrowings under this agreement.

    7. CHANGE IN INDEPENDENT AUDITORS

    On April 1, 2002, Arthur Andersen LLP resigned as independent auditors of the Fund. The reports of Arthur Andersen LLP on the financial statements and financial highlights of the Fund for the past fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the most recent fiscal year and through April 1, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such year. The Fund, with the approval of its Board of Trustees and Audit Committee, engaged Ernst & Young LLP as independent auditors as of May 4, 2002.

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREOWNERS OF
PIONEER MID CAP GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Mid Cap Growth Fund (the "Fund") as of September 30, 2002, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2001 and the financial highlights for each of the four years in the period ended September 30, 2001 were audited by other auditors who have ceased operations and whose report dated November 5, 2001 expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid Cap Growth Fund at September 30, 2002, and the results of its operations, the changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                           [Signature of Ernst & Young LLP]

Boston, Massachusetts
November 8, 2002

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS

   INVESTMENT ADVISER
   Pioneer Investment Management, Inc.

   CUSTODIAN
   Brown Brothers Harriman & Co.

   INDEPENDENT AUDITORS
   Ernst & Young LLP

   PRINCIPAL UNDERWRITER
   Pioneer Funds Distributor, Inc.

   LEGAL COUNSEL
   Hale and Dorr LLP

   SHAREOWNER SERVICES AND TRANSFER AGENT
   Pioneer Investment Management Shareholder Services, Inc.

   TRUSTEES AND OFFICERS

   The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. (Pioneer) serves as investment adviser (the Pioneer Funds). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston Massachusetts 02109.

   The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

      --------------------------------------------------------------------------------
      INTERESTED TRUSTEES
         NAME, AGE AND ADDRESS       POSITION HELD    TERM OF OFFICE/LENGTH OF SERVICE
      John F. Cogan, Jr. (76)*      Chairman of the   Trustee since 1982.
                                    Board, Trustee    Serves until retirement or
                                    and President     removal.

      * Mr. Cogan is an interested trustee because he is an officer or director of the
        Fund's investment advisor and certain of its affiliates.
      --------------------------------------------------------------------------------
      Daniel T. Geraci (45)**       Trustee and       Trustee since October, 2001.
                                    Executive Vice    Serves until retirement or
                                    President         removal.

      ** Mr. Geraci is an interested trustee because he is an officer, director and employee of the Fund's investment advisor and certain of its affiliates.

      --------------------------------------------------------------------------------
      INDEPENDENT TRUSTEES
         NAME, AGE AND ADDRESS       POSITION HELD    TERM OF OFFICE/LENGTH OF SERVICE
      Mary K. Bush (54)             Trustee           Trustee since 1997.
      4201 Cathedral Avenue, NW,                      Serves until retirement or
      Washington, DC, 20016                           removal.

      --------------------------------------------------------------------------------
      Richard H. Egdahl, M.D. (75)  Trustee           Trustee since 1992.
      Boston University Healthcare                    Serves until retirement or
      Entrepreneurship Program,                       removal.
      53 Bay State Road,
      Boston, MA 02215

      --------------------------------------------------------------------------------
      Margaret B.W. Graham (55)     Trustee           Trustee since 1990.
      1001 Sherbrooke Street West,                    Serves until retirement or
      Montreal, Quebec, Canada                        removal.

      ------------------------------------------------------------------------------------
      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS         OTHER DIRECTORSHIPS HELD
      Deputy Chairman and a Director of Pioneer    Director of Harbor Global Company, Ltd.
      Global Asset Management S.p.A. (PGAM);
      Non-Executive Chairman and a Director of
      Pioneer Investment Management USA Inc.
      (PIM-USA); Chairman and a Director of
      Pioneer; President of all of the Pioneer
      Funds; and Of Counsel (since 2000, Partner
      prior to 2000), Hale and Dorr LLP (counsel
      to PIM-USA and the Pioneer Funds)
      ------------------------------------------------------------------------------------
      Director and CEO-US of PGAM since November   None
      2001; Director, Chief Executive Officer and
      President of PIM-USA since October 2001;
      Director of Pioneer Investment Management
      Shareholder Services, Inc. since October
      2001; President and a Director of Pioneer,
      Pioneer Funds Distributor, Inc. (PFD)
      (Chairman) and Pioneer International
      Corporation since October 2001; Executive
      Vice President of all of the Pioneer Funds
      since October 2001; President of Fidelity
      Private Wealth Management Group from 2000
      through October 2001; and Executive Vice
      President-Distribution and Marketing of
      Fidelity Investments Institutional Services
      and Fidelity Investments Canada Ltd. prior
      to 2000

      ------------------------------------------------------------------------------------
      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS         OTHER DIRECTORSHIPS HELD
      President, Bush & Co. (international finan-  Director and/or Trustee of Brady
      cial advisory firm)                          Corporation (industrial identification
                                                   and specialty coated material products
                                                   manufacturer), Mastec Inc.
                                                   (communications and energy
                                                   infrastructure), Mortgage Guaranty
                                                   Insurance Corporation, R.J. Reynolds
                                                   Tobacco Holdings, Inc. (tobacco) and
                                                   Student Loan Marketing Association
                                                   (secondary marketing of student loans)
      ------------------------------------------------------------------------------------
      Alexander Graham Bell Professor of Health    None
      Care Entrepreneurship, Boston University;
      Professor of Management, Boston University
      School of Management; Professor of Public
      Health, Boston University School of Public
      Health; Professor of Surgery, Boston
      University School of Medicine; University
      Professor, Boston University
      ------------------------------------------------------------------------------------
      Founding Director, The Winthrop Group, Inc.  None
      (consulting firm); Professor of Manage-
      ment, Faculty of Management, McGill Uni-
      versity

      --------------------------------------------------------------------------------
      INDEPENDENT TRUSTEES
         NAME, AGE AND ADDRESS       POSITION HELD    TERM OF OFFICE/LENGTH OF SERVICE
      Marguerite A. Piret (54)      Trustee           Trustee since 1982.
      One Boston Place, 26th                          Serves until retirement or
      Floor,                                          removal.
      Boston, MA 02108
      --------------------------------------------------------------------------------
      Stephen K. West (74)          Trustee           Trustee since 1993.
      125 Broad Street,                               Serves until retirement or
      New York, NY 10004                              removal.

      --------------------------------------------------------------------------------
      John Winthrop (66)            Trustee           Trustee since 1985.
      One North Adgers Wharf,                         Serves until retirement or
      Charleston, SC 29401                            removal.

      --------------------------------------------------------------------------------
      FUND OFFICERS
         NAME, AGE AND ADDRESS       POSITION HELD    TERM OF OFFICE/LENGTH OF SERVICE
      Joseph P. Barri (56)          Secretary         Since 1973.
                                                      Serves at the discretion of
                                                      Board.
      --------------------------------------------------------------------------------
      Dorothy E. Bourassa (54)      Assistant         Since November, 2000.
                                    Secretary         Serves at the discretion of
                                                      Board.

      --------------------------------------------------------------------------------
      Vincent Nave (57)             Treasurer         Since November, 2000.
                                                      Serves at the discretion of
                                                      Board.

      --------------------------------------------------------------------------------
      Luis I. Presutti (37)         Assistant         Since November, 2000.
                                    Treasurer         Serves at the discretion of
                                                      Board.

      --------------------------------------------------------------------------------
      Gary Sullivan (44)            Assistant         Since May, 2002.
                                    Treasurer         Serves at the discretion of
                                                      Board.

      --------------------------------------------------------------------------------
      Alan Janson (31)              Assistant         Since July, 2002.
                                    Treasurer         Serves at the discretion of the
                                                      Board.

      ------------------------------------------------------------------------------------
      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS         OTHER DIRECTORSHIPS HELD
      President, Newbury, Piret & Company, Inc.    Director, Organogenesis Inc. (tissue
      (merchant banking firm)                      engineering company)

      ------------------------------------------------------------------------------------
      Of Counsel, Sullivan & Cromwell (law firm)   Director, Dresdner RCM Global Strategic
                                                   Income Fund, Inc. and The Swiss
                                                   Helvetia Fund, Inc. (closed-ended
                                                   investment companies), AMVESCAP PLC
                                                   (investment managers) and First ING
                                                   Life Insurance Company of New York
      ------------------------------------------------------------------------------------
      President, John Winthrop & Co., Inc.         Director of NUI Corp. (energy sales,
      (private investment firm)                    services and distribution)

      ------------------------------------------------------------------------------------
      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS         OTHER DIRECTORSHIPS HELD
      Partner, Hale and Dorr LLP; Secretary of     None
      all of the Pioneer Funds
      ------------------------------------------------------------------------------------
      Secretary of PIM-USA: Senior Vice            None
      President-Legal of Pioneer; and
      Secretary/Clerk of most of PIM-USA's
      subsidiaries since October 2000; Assistant
      Secretary of all of the Pioneer Funds since
      November 2000; Senior Counsel, Assistant
      Vice President and Director of Compliance
      of PIM-USA from April 1998 through October
      2000; Vice President and Assistant General
      Counsel, First Union Corporation from
      December 1996 through March 1998
      ------------------------------------------------------------------------------------
      Vice President-Fund Accounting and Custody   None
      Services of Pioneer (Manager from Septem-
      ber 1996 to February 1999); and Treasurer
      of all of the Pioneer Funds (Assistant
      Treasurer from June 1999 to November 2000)
      ------------------------------------------------------------------------------------
      Assistant Vice President-Fund Accounting,    None
      Administration and Custody Services of
      Pioneer (Fund Accounting Manager from 1994
      to 1999); and Assistant Treasurer of all of
      the Pioneer Funds since November 2000
      ------------------------------------------------------------------------------------
      Fund Accounting Manager-Fund Accounting.     None
      Administration and Custody Services of Pio-
      neer since 1997; and Assistant Treasurer of
      all of the Pioneer Funds since May 2002
      ------------------------------------------------------------------------------------
      Manager, Valuation Risk and Information      None
      Technology-Fund Accounting, Administration
      and Custody Services of Pioneer since March
      2002; and Assistant Treasurer of all of the
      Pioneer Funds since July 2002. Manager,
      Valuation Risk and Performance Reporting of
      Pioneer from June 2000 to February 2002;
      Member of Pioneer Pricing Group from 1996
      to 2000 (promoted to Manager in 1998)

--------------------------------------------------------------------------------
     PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

   Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

   FACTFONE(SM)
   Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 10-digit account number, your 3-digit fund number and your four-digit personal identification number at hand.

   6-MONTH REINSTATEMENT PRIVILEGE (FOR CLASS A AND CLASS B SHARES)
   Enables you to reinvest all or a portion of the money you redeem from your Pioneer account -- without paying a sales charge -- within 6 months of your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's minimum investment requirement. Reinstated accounts may only purchase Class A fund shares.

   INVESTOMATIC PLAN
   An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment -- without sacrificing your current standard of living.

   PAYROLL INVESTMENT PROGRAM (PIP)
   Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

   AUTOMATIC EXCHANGE PROGRAM
   A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund, and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

--------------------------------------------------------------------------------

   DIRECTED DIVIDENDS
   Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

   DIRECT DEPOSIT
   Lets you move money into your bank account using electronic funds transfer
   (EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

   SYSTEMATIC WITHDRAWAL PLAN (SWP)
   Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.

    HOW TO CONTACT PIONEER

   We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

   CALL US FOR:

   ACCOUNT INFORMATION, including existing accounts,
   new accounts, prospectuses, applications
   and service forms                                       1-800-225-6292

   FACTFONE(SM) for automated fund yields, prices,
   account information and transactions                    1-800-225-4321

   RETIREMENT PLANS INFORMATION                            1-800-622-0176

   TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)            1-800-225-1997

   WRITE TO US:

   PIMSS
   P.O. Box 55014
   Boston, Massachusetts 02205-5014

   OUR TOLL-FREE FAX                                       1-800-225-4240

   OUR INTERNET E-MAIL ADDRESS              ask.pioneer@pioneerinvest.com

   (for general questions about Pioneer only)

   VISIT OUR WEBSITE:                                www.pioneerfunds.com

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
   FUND PROSPECTUS. FOR INFORMATION ON OTHER PIONEER MUTUAL FUNDS
   INCLUDING CHARGES AND EXPENSES, CALL 800-225-6292 AND REQUEST A PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

   [PIONEER LOGO]

    PIONEER INVESTMENT MANAGEMENT, INC.                                    12376-00-1102
    60 STATE STREET                     [copyright] 2002 PIONEER FUNDS DISTRIBUTOR, INC.
    BOSTON, MASSACHUSETTS 02109         UNDERWRITER OF PIONEER MUTUAL FUNDS, MEMBER SIPC
    www.pioneerfunds.com                        [RECYCLE LOGO] PRINTED ON RECYCLED PAPER